EXHIBIT 10.2
CAOPU ENTERPRISE LIMITED

Share Holding Agreement

Party A: CAOPU Enterprise Limited (“CAOPU”), a company organized under the laws of the British Virgin Islands, all of whose stock is owned by Mr. Jinliang Li.
甲方：曹普创业有限公司 （简称“曹普”），英属维京群岛注册公司，其全部股份由李金亮先生持有

Party B: [_______], [____________] of Caopu Arts & Crafts Co., Ltd., ID No.:
[___________], who owns [____________] post-split shares of MBPI (as defined below).
乙方：[_______]，曹普工艺[_______]，身份证号码：[_______]，其持有MBPI拆股后的[_______]股。

Public Company: Mobile Presence Technologies, Inc. (“MBPI”), a Delaware Company listed on OTCBB.
上市公司 ：Mobile Presence Technologies, Inc. (简称“MBPI”), OTCBB挂牌的特拉华公司。

MBPI intends to change its name to China Shandong Industries, Inc., and will effectuate a 15-for-1 forward split of its common stock. After the forward split, CAOPU will hold 13,119,750 shares of common stock of MBPI (51%), while the other 9 shareholders shown in Exhibit A would hold 9,106,650 shares of Common Stock of MBPI (35.4%).
MBPI将更名为中国山东工业有限公司，并按15：1的比例对其普通股进行正向拆股。拆股完成后，曹普将持有MBPI 51%的普通股13,119,750股，同时表A中所示的其它9名股东将持有MBPI 35.4%的股份，为9,106,650股。

All the shareholders listed on Exhibit A agreed to transfer all of the shares of MBPI owned by them to CAOPU and hereby expressly and irrevocably authorize CAOPU to hold the shares on behalf of them pursuant to this Agreement.
表A中所有股东均同意向将其持有的MBPI股份转让给曹普，并根据本协议在此特授权曹普代其持有MBPI股份。

Both Party A and Party B hereby agree to the following:
甲乙双方就以下条款达成一致：

1.	Number of Shares: Party B owns [_______]shares ([__]%) (on a post split basis) of the common stock of MBPI, which have been transferred to Party A pursuant to this Agreement.
代持股份：乙方持有MBPI [___]%的股份计[_______]股（拆股后），此部分股份根据本协议已转让给甲方。

2.	Period that Party B’s Shares are to be held by Party A: As provided in Section 3 below.
代持期限：甲方代持乙方股份的期限见以下第3款所示。
3.	Limitations on Rights: The right of Party B to receive back from Party A and/or to sell any of its MBPI shares is as follows:
权利限制：乙方可在以下情况中从甲方收回其被代持的股份、或售出其股份：

3.1	Party A shall hold Party B’s MBPI Shares from the date hereof until the date of 15 months following the closing date of a public offering of MBPI’s common stock (the “Holding Period”).
从本协议签订之日起至MBPI普通股公开发行结束后15个月后的同日，甲方有权持有乙方所有的MBPI股份。（“持有期”）

3.2
Subject to Section 3.3 below, after the Holding Period, the shares of MBPI held by Party A for Party B shall be returned to Party B. Thereafter, Party B may only dispose of such shares in accordance with any lock-up agreement entered into by Party B with the underwriter.

根据以下3.3条，持有期结束后甲方应向乙方归还其代持的MBPI股份。其后，乙方仅可以根据其与承销商签订的锁定协议处置其持有的MBPI股份。

3.3	Nothing anything to the contrary provided therein or elsewhere, the Holding Period shall be automatically extended as requested by any underwriter and/or placement agent.
无论本合同中或其他任意处是否有任何与此相反的条款，若经任一承销商和/或配售代理人要求，持股期即可自行延长

4.
This agreement is drawn up in duplicate. Both parties hereinto shall hold one copy respectively and each copy has equal legal effects. This agreement shall come into effect after being signed by both parties hereinto.

本协议一式两份，双方各执一份，效力同等，自签订之日起生效。

IN WITNESS WHEREOF, the undersigned have hereunto signed and adopted the above agreement as of the date of September 14, 2009.
本协议上述内容由以下双方认可并于2009年9月14日签订。

CAOPU Enterprise Limited

Name: Jinliang Li
Position: Director

[_______]

Exhibit A
List of Shareholders

	日期date：2009/09/14
姓名	股权数量No. of shares	股权比例 %	Date of birth
1.钟丽 Li Zhong	1131900	4.40%	Sep.18, 1972
2.王志玉 Zhiyu Wang	1106175	4.30%	Mar.21, 1962
3.李嘉伟 Jiawei Li	1080450	4.20%	Apr.02, 1982
4.李萍 Ping Li	1054725	4.10%	Dec.02, 1980
5.王文书 Wenshu Wang	977550	3.80%	Aug.31, 1955
6.程大领 Daling Cheng	1029000	4%	Aug.04, 1975
7.李玉兰 Yulan Li	926100	3.60%	Nov.18, 1979
8.钟志强 Zhiqiang Zhong	977550	3.80%	Aug.13,1969
9.赵培龙 Peilong Zhao	823200	3.20%	Aug.07,1963
合计total	9,106,650	35.40%